Apr. 27, 2021
Small Cap Growth Fund

The Fund is managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMIM”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

In managing its portion of the Fund, JPMIM employs a process to identify companies that have a history of above-average growth or which JPMIM believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those, in the opinion of JPMIM, with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

T. Rowe Price manages the Fund’s investments in certain privately placed securities which will be transferred to the Fund as part of the Reorganization, but does not currently intend to invest in additional privately placed securities. Investments in privately placed securities are a non-principal investment strategy of the Fund.